Exhibit 10.9

PATENT, COPYRIGHT, LICENSE AND TRADEMARK SECURITY AGREEMENT

THIS PATENT, COPYRIGHT, LICENSE AND TRADEMARK SECURITY AGREEMENT (this “Agreement”) is made as of December 2, 2011, by and among HEALTH ENHANCEMENT PRODUCTS, INC., a Nevada corporation (“Borrower”), HEALTH ENHANCEMENT CORPORATION, a Nevada corporation (“HEC”), and HEPI PHARMACEUTICALS, INC., a Delaware corporation (“HEPI,” and together with Borrower and HEC, the “Obligors”), in favor of HEP INVESTMENTS LLC, a Michigan limited liability company (“Secured Party”).

Recitals:

A.

Borrower and Secured Party have entered into that certain Loan Agreement, dated as of the date of this Agreement (as amended, modified or supplemented from time to time, the “Loan Agreement”), pursuant to which Borrower has delivered to Secured Party a certain Senior Secured Convertible Promissory Note, dated as of the date of this Agreement, in the original principal amount of Two Million Dollars ($2,000,000.00), as is may be amended or restated and including all renewals and extensions thereof (the “Note”).

B.

In connection with the Loan Agreement, HEC and HEPI have delivered to Secured Party a certain Guaranty (the “Guaranty”) dated as of the date of this Agreement, guarantying repayment of all obligations under the Note.

C.

As security for the payment and performance of the indebtedness, and all other obligations of Borrower, under the Note, and to secure the Guaranty and any and all other sums and obligations that may be due and owing from HEC and HEPI to Secured Party from time to time pursuant to the Guaranty (collectively, the “Liabilities”), the Secured Party has required that the Obligors execute and deliver this Agreement.

Agreements:

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor agrees as follows:

1.

Incorporation of Loan Agreement.  The Loan Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.  Terms used in this Agreement which are not defined in this Agreement but are defined in the Loan Agreement or that certain Security Agreement, executed by Borrower in connection with the Loan Agreement, shall have the meanings ascribed to them therein.

2.

Grant of Security Interest, Etc.  To secure the complete and timely satisfaction of all of each Obligor’s Liabilities, each Obligor hereby grants to Secured Party a security interest in and to all of such Obligor’s right, title and interest in, to and under all of the following, whether now existing or hereafter arising:

(i)

patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents and patent applications listed on Schedule A attached hereto and made a part hereof, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a) through (d), inclusive, in which such Obligor now or hereafter has any right, title or interest are sometimes hereinafter individually and/or collectively referred to as the “Patents”);

(ii)

all copyrights, copyright registrations and copyright applications including, without limitation, the copyrights and applications listed on Schedule B attached hereto and made a part hereof, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing copyrights, copyright registrations and copyright applications, together with the items described in clauses (a) through (d), inclusive, in which such Obligor now or hereafter has any right, title or interest are sometimes hereinafter individually and/or collectively referred to as the “Copyrights”);

(iii)

all such Obligor’s rights and obligations pursuant to its license agreements with any other person or persons with respect to any Patents and Copyrights, whether such Obligor is a licensor or licensee under any such license agreements, including, without limitation, the licenses listed on Schedule C attached hereto and made a part hereof, and, subject to the terms of such licenses, the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter owned by such Obligor and now or hereafter covered by such licenses (all of the foregoing is hereinafter referred to collectively as the “Patent and Copyright Licenses”);

(iv)

all service marks, trademarks, trademark or service mark registrations, trademark or service mark applications, domain names and trade names including, without limitation, the trademarks and service marks listed on Schedule D attached hereto and made a part hereof, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all the foregoing service marks, trademarks, registrations, applications and trade names, together with the items described in clauses (a) through (d), inclusive, with respect thereto in which such Obligor now or hereafter has any right, title or interest are sometimes hereinafter and/or collectively referred to as the “Marks”);

(v)

all such Obligor’s rights and obligations pursuant to its license agreements with any other person or persons with respect to any Marks, whether such Obligor is a licensor or licensee under any such license agreements, including, without limitation, the licenses listed on Schedule E attached hereto and made a part hereof, and, subject to the terms of such licenses, the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter owned by such Obligor and now or hereafter covered by such licenses (all of the foregoing is hererinafter referred to as “Trademark Licenses”; Patent and Copyright Licenses and Trademark Licenses are hereinafter referred to collectively as “Licenses”); and

(vi)

the goodwill of such Obligor’s business connected with and symbolized by the Marks;

provided, however, that there shall be excluded from the foregoing grant of security interest any of the existing Licenses to which any Obligor is a licensee (and any Patents, Marks and Copyrights currently licensed by others to any Obligor pursuant to such Licenses) in each case to the extent (but only to the extent) that the applicable License lawfully prohibits such grant; provided further, however, that, upon Secured Party’s request, each Obligor will use its good faith reasonable efforts to obtain any consent needed to subject any such property to this grant of security interest.

3.

Restrictions on Future Agreements.  Each Obligor agrees and covenants that until the Liabilities shall have been satisfied in full and the Loan Agreement shall have been terminated, such Obligor will not, without Secured Party’s prior written consent, take any action or enter into any agreement, including, without limitation entering into any license agreement, which is inconsistent with such Obligor’s obligations under this Agreement, and each Obligor further agrees and covenants that without Secured Party’s prior written consent it will not take any action, or permit any action to be taken by others subject to its control, including its licensees, or fail to take any action which would affect the validity or enforcement or nature of the rights transferred to Secured Party under this Agreement.  Each Obligor agrees and covenants not to sell or assign its interest in, or grant any license under, the Patents, Marks, Copyrights or Licenses, without receiving the prior written consent of Secured Party thereto.

4.

Certain Covenants, Representations and Warranties of each Obligor.  Each Obligor covenants, represents and warrants that: (i) the Patents, Marks, Copyrights and Licenses are subsisting, have not been adjudged invalid or unenforceable in whole or in part, and are not currently being challenged in any way; (ii) none of the Patents, Marks, Copyrights and Licenses have lapsed or expired or have been abandoned, whether due to any failure to pay any maintenance or other fees or make any filing or otherwise; (iii) such Obligor owns the entire right, title and interest in and to each of the Patents, Marks and Copyrights (other than those being licensed to such Obligor pursuant to the Licenses) free and clear of any liens, claims, encumbrances and security interests of every kind and nature, and the Licenses are valid and subsisting licenses with respect to the Patents, Marks, Copyrights described therein, free and clear of any liens, claims, encumbrances and security interests of every kind and nature arising by, through or under such Obligor, in each case except for (A) rights granted by such Obligor pursuant to the applicable licenses listed on Schedules C and E, and (B) liens, claims, encumbrances and security interests in favor of Secured Party pursuant to this Agreement or any other agreements executed in connection with the Loan Agreement; (iv) the Patents, Marks and Copyrights and Licenses listed on Schedules A, B, C, D and E constitute all such items in which such Obligor has any right, title or interest; (v) such Obligor has the unqualified right to enter into this Agreement and perform its terms; and (vi) such Obligor will use standards of quality in its manufacture of products sold under the Marks consistent with those currently employed by it.

5.

New Patents, Marks, Copyrights and Licenses.  If, before the Liabilities shall have been satisfied in full and the Loan Agreement shall have been terminated, any Obligor shall (i) obtain rights to any new patentable inventions, trademarks, service marks, trademark or service mark registrations, copyrights, copyright registrations, trade names or licenses, or (ii) become entitled to the benefit of any patent, trademark or service mark application, trademark, service mark, trademark or service mark registration, copyrights, copyright registrations, license or license renewal, or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of Section 2 above shall automatically apply thereto and such Obligor shall give to Secured Party prompt written notice thereof.  Each Obligor hereby authorizes Secured Party to modify this Agreement by noting any future acquired Patents, Marks, Copyrights on Schedule A, B or D and any Licenses and licensed Patents, Marks or Copyrights on Schedules C or E, as applicable; provided, however, that the failure of Secured Party to make any such notation shall not limit or affect the obligations of any Obligor or rights of Secured Party hereunder.

6.

Royalties; Terms.  Each Obligor hereby agrees that the security interest of Secured Party in all Patents, Marks, Copyrights and Licenses as described above shall be worldwide (or in the case of the Patents, Marks and Copyrights licensed to an Obligor such smaller geographic location if any is specified for such Obligor’s use in the applicable License) and, without any liability for royalties or other related charges from Secured Party to such Obligor.  The term of the security interest granted herein shall extend until the earlier of (i) the expiration of each of the respective Patents, Marks, Copyrights and Licenses assigned hereunder, or (ii) satisfaction in full of the Liabilities and termination of the Loan Agreement.

7.

Inspection.  From and after the occurrence and during the continuance of an Event of Default and notice by Secured Party to each Obligor of Secured Party’s intention to enforce its rights and claims against any of the Patents, Marks, Copyrights and Licenses, each Obligor agrees that Secured Party, or a conservator appointed by Secured Party, shall have the right to establish such additional product quality controls as Secured Party or said conservator, in its sole judgment, may deem necessary to assure maintenance of the quality of products sold by such Obligor under the Marks consistent with the quality of products now manufactured by such Obligor.

8.

Termination of Each Obligor’s Interest.   This Agreement is made for collateral purposes only.  Upon satisfaction in full of the Liabilities and termination of the Loan Agreement, subject to any disposition thereof which may have been made by Secured Party pursuant hereto or pursuant to any of the other agreements executed in connection with the Loan Agreement, the security interest granted hereunder shall automatically be extinguished.  Secured Party shall, at the request of any Obligor and at each Obligor’s reasonable expense, execute and deliver to such Obligor, all termination statements and other instruments as may be necessary or proper to evidence the termination of Secured Party’s security interest granted to Secured Party pursuant to this Agreement, subject to any disposition thereof which may have been made by Secured Party pursuant hereto or pursuant to any of the other agreements executed in connection with the Loan Agreement.  Any such termination statements and instruments shall be without recourse upon or warranty by Secured Party.

9.

Duties of the Obligors.  Except to the extent the same is no longer material to such Obligor’s business, each Obligor shall have the duty (i) to prosecute diligently any application with respect to Patents, Marks and Copyrights, in each case pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on registerable but unregistered trademarks, service marks and copyrights, and (iii) use all commercially reasonable efforts to preserve, maintain and enforce against infringement all rights in patent applications and patents constituting the Patents, in trademark or service mark applications, trademarks, service marks, and trademark or service mark registrations constituting the Marks, and in copyright applications, copyrights and copyright registrations constituting the Copyrights.  Any expenses incurred in connection with the foregoing (including, but not limited to, maintenance or renewal fees) shall be borne by the Obligors.  Except to the extent the same is no longer material to such Obligor’s business, each Obligor shall not abandon any pending patent application, trademark application, copyright application, service mark application, patent, trademark, service mark or copyright without the written consent of Secured Party.

10.

Secured Party’s Right to Sue.  From and after the occurrence and during the continuance of an Event of Default, Secured Party shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents, the Marks, the Copyrights and the Licenses, and any licenses thereunder, and, if Secured Party shall commence any such suit, each Obligor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by Secured Party in aid of such enforcement, and each Obligor shall promptly, upon demand, reimburse and indemnify Secured Party for all reasonable costs and expenses incurred by Secured Party in the exercise of its rights under this Section 10.

11.

Waivers.  No course of dealing between any Obligor and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

12.

Severability.  The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

13.

Modification.  This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

14.

Further Assurances.  Each Obligor shall execute and deliver to Secured Party, at any time or times hereafter at the request of Secured Party, all papers (including, without limitation, any as may be deemed desirable by Secured Party for filing or recording with any Patent and Trademark Office, and any successor thereto) and take all such actions (including, without limitation, paying the cost of filing or recording any of the foregoing in all public offices reasonably deemed desirable by Secured Party), as Secured Party may reasonably request, to evidence Secured Party’s interest in the Patents, Marks, Copyrights and Licenses and the goodwill associated therewith and enforce Secured Party’s rights under this Agreement.

15.

Cumulative Remedies; Power of Attorney; Effect on Ancillary Agreements.  All of Secured Party’s rights and remedies with respect to the Patents, Marks, Copyrights and Licenses, whether established hereby, by any of the agreements executed in connection with the Loan Agreement, or otherwise, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.  Each Obligor hereby constitutes and appoints Secured Party as such Obligor’s true and lawful attorney-in-fact, with full power of substitution in the premises, with power at any time after the occurrence and during the continuance of an Event of Default, to (i) endorse such Obligor’s name on all applications, documents, papers and instruments determined by Secured Party as necessary or desirable for Secured Party in the use of the Patents, Marks, Copyrights and Licenses, (ii) take any other actions with respect to the Patents, Marks, Copyrights and Licenses as Secured Party deems in good faith to be in the best interest of Secured Party, (iii) grant or issue any exclusive or non-exclusive license under the Patents, Marks or Copyrights to any person, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents, Marks, Copyrights or Licenses to any person.  Each Obligor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney shall be irrevocable until the Liabilities shall have been satisfied in full and the Loan Agreement shall have been terminated.  Each Obligor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Secured Party under the Loan Agreement or any of the agreements executed in connection with the Loan Agreement but rather is intended to facilitate the exercise of such rights and remedies.  Secured Party shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Marks, Copyrights or Licenses may be enforced. Each Obligor hereby releases the Secured Party from any and all claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein.

16.

Binding Effect; Benefits.  This Agreement shall be binding upon each Obligor and its respective successors and assigns and shall inure to the benefit of Secured Party and its respective successors, assigns and nominees.

17.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE CONFLICT OF LAW PROVISIONS, OF THE STATE OF MICHIGAN, AND ANY DISPUTE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE CONFLICT OF LAW PROVISIONS, OF THE STATE OF MICHIGAN.

18.

Counterparts.  This Agreement may by executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The delivery of an executed counterpart of a signature page or acceptance to this Agreement by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have entered into this Patent, Copyright, License and Trademark Security Agreement as of the date first above written.

OBLIGORS:

HEALTH ENHANCEMENT PRODUCTS, INC.

/s/ Andrew Dahl

By: Andrew Dahl, Duly Authorized

HEALTH ENHANCEMENT CORPORATION

/s/ Andrew Dahl

By: Andrew Dahl, Duly Authorized

HEPI PHARMACEUTICALS, INC.

/s/ Andrew Dahl

By: Andrew Dahl, Duly Authorized

The undersigned accepts and agrees to the

foregoing Patent, Copyright, License and

Trademark Security Agreement as of the

date first written above

HEP INVESTMENTS LLC

/s/ Laith Yaldoo

By: Laith Yaldoo, Manager

[Signature Page to Patent, Copyright, License and Trademark Security Agreement]

STATE OF ___________

)

)  SS.

COUNTY OF __________

)

I, the undersigned, a Notary Public in and for said State and County, do hereby certify that ____________________, personally known to me to be the ____________________ of Health Enhancement Products, Inc., a Nevada corporation (the “Company”), and personally known to me to be the same person whose name is subscribed to the foregoing Patent, Copyright, License and Trademark Security Agreement, appeared before me this day and acknowledged that he/she signed and delivered said agreement as an officer of the Company pursuant to authority given by the board of directors, managers or similar governing body of the Company, as his/her free and voluntary act and as the free and voluntary act and deed of the Company, for the uses and purposes therein set forth.

GIVEN under my hand and official seal as of the ___ day of December, 2011.

(NOTARIAL SEAL)

__________________________________________

Notary Public

My Commission Expires:  ________________________

STATE OF ___________

)

)  SS.

COUNTY OF __________

)

I, the undersigned, a Notary Public in and for said State and County, do hereby certify that ____________________, personally known to me to be the ____________________ of Health Enhancement Products, Inc., a Nevada corporation (the “Company”), and personally known to me to be the same person whose name is subscribed to the foregoing Patent, Copyright, License and Trademark Security Agreement, appeared before me this day and acknowledged that he/she signed and delivered said agreement as an officer of the Company pursuant to authority given by the board of directors, managers or similar governing body of the Company, as his/her free and voluntary act and as the free and voluntary act and deed of the Company, for the uses and purposes therein set forth.

GIVEN under my hand and official seal as of the ___ day of December, 2011.

(NOTARIAL SEAL)

__________________________________________

Notary Public

My Commission Expires:  ________________________

STATE OF ___________

)

)  SS.

COUNTY OF __________

)

I, the undersigned, a Notary Public in and for said State and County, do hereby certify that ____________________, personally known to me to be the ____________________ of Health Enhancement Products, Inc., a Nevada corporation (the “Company”), and personally known to me to be the same person whose name is subscribed to the foregoing Patent, Copyright, License and Trademark Security Agreement, appeared before me this day and acknowledged that he/she signed and delivered said agreement as an officer of the Company pursuant to authority given by the board of directors, managers or similar governing body of the Company, as his/her free and voluntary act and as the free and voluntary act and deed of the Company, for the uses and purposes therein set forth.

GIVEN under my hand and official seal as of the ___ day of December, 2011.

(NOTARIAL SEAL)

__________________________________________

Notary Public

My Commission Expires:  ________________________

STATE OF ___________

)

)  SS.

COUNTY OF __________

)

I, the undersigned, a Notary Public in and for said State and County, do hereby certify that ____________________, personally known to me to be the ____________________ of Health Enhancement Products, Inc., a Nevada corporation (the “Company”), and personally known to me to be the same person whose name is subscribed to the foregoing Patent, Copyright, License and Trademark Security Agreement, appeared before me this day and acknowledged that he/she signed and delivered said agreement as an officer of the Company pursuant to authority given by the board of directors, managers or similar governing body of the Company, as his/her free and voluntary act and as the free and voluntary act and deed of the Company, for the uses and purposes therein set forth.

GIVEN under my hand and official seal as of the ___ day of December, 2011.

(NOTARIAL SEAL)

__________________________________________

Notary Public

My Commission Expires:  ________________________

SCHEDULE A

PATENTS AND PATENT APPLICATIONS

APPL. NO.	PATENT NO. and DATE OF REGISTRATION	TITLE	ABSTRACT	INVENTORS/ OWNERS AND COUNTRY
11/606,676 Filed 11/30/2006	7,807,622 10/5/2010	COMPOSITION AND USE OF PHYTO-PERCOLATE FOR TREATMENT OF DISEASE

This invention relates generally to a method of preparation of a phyto-percolate that is derived from fresh water mixture including algae. The phyto-percolate is believed to contain an enzyme having proteolytic activity. The invention further relates to the use of the phyto-percolate in a variety of disease states.

Inventors: Thomas; Tiffany (Phoenix, AZ), Tempesta; Michael (El Granada, CA) Assignee: Health Enhancement Products, Inc. Country: U.S.
PCT/US11/25713 Filed 2/22/2011	Not applicable	AGENTS AND MECHANISMS FOR TREATING HYPERCHOLESTEROLEMIA

This invention relates to the use of isolated or refined phyto-percolates that regulate hypercholesterolemia through signal transduction at the genetic level. These compounds affect the regulation of APOA1 and CETP specifically to raise HDL cholesterol levels and lower LDL cholesterol levels.

Inventor:

Thomas; Tiffany; (Scottsdale, AZ) ; Sarkar; Fazlul; (Plymouth, MI) ; Callewaert; Denis M.; (Metamora, MI) ; Dahl; Andrew; (Bloomfield Hills, MI); Smiti Gupta; (Rochester Hills, MI); Martinez; Enrique; (Clinton Township, MI)

Assignee: Health Enhancement Products, Inc. on

11/17/10

Country: U.S.

Country: U.S.

APPL. NO.	PATENT NO. and DATE OF REGISTRATION	TITLE	ABSTRACT	INVENTORS/ OWNERS AND COUNTRY
12/067,735 Filed 10/3/08	Not applicable	COMPOSITION AND USE OF PHYTO-PERCOLATE FOR TREATMENT OF DISEASE

This invention relates generally to a method of preparation of a phyto-percolate that is derived from fresh water mixture including algae. The invention further relates to the use of the phyto-percolate in a variety of disease states. The phyto-percolate is believed to contain an activity that induces the reduction of soluble and insoluble fibrin. Further, the phyto-percolate is believed to reduce oxidative stress in the body.

Inventor: Thomas; Tiffany; (Phoenix, AZ) Assignee: Health Enhancement Products, Inc. on 3/24/10. Country: U.S.
12/897,574 Filed 10/4/10	Not applicable	COMPOSITION AND USE OF PHYTO-PERCOLATE FOR TREATMENT OF DISEASE

This invention relates generally to a method of preparation of a phyto-percolate that is derived from fresh water mixture including algae. The phyto-percolate is believed to contain an enzyme having proteolytic activity. The invention further relates to the use of the phyto-percolate in a variety of disease state.

Inventors: Thomas; Tiffany; (Scottsdale, AZ) ; Tempesta; Michael; (El Granada, CA) Assignee: Health Enhancement Products, Inc. On 12/20/10 Country: U.S.
2006320264		COMPOSITION AND USE OF PHYTO-PERCOLATE FOR TREATMENT OF DISEASE		Country: Australia
	2,631,773	COMPOSITION AND USE OF PHYTO-PERCOLATE FOR TREATMENT OF DISEASE		Country: Canada
6758513.3		COMPOSITION AND USE OF PHYTO-PERCOLATE FOR TREATMENT OF DISEASE		Country: European Union

APPL. NO.	PATENT NO. and DATE OF REGISTRATION	TITLE	ABSTRACT	INVENTORS/ OWNERS AND COUNTRY
2008-543545		Composition and Use of Phyto-percolate For Treatment of Disease		Country: Japan
PCT/US10/56862 Filed: 11/16/10	Not applicable	Composition and Method For Affecting Cytokines and NF-κB	Cannot confirm	Cannot confirm Country: U.S. PCT
12/947,684 Filed 11/16/10	Not applicable	COMPOSITION AND METHOD FOR AFFECTING CYTOKINES AND NF-kB

The present invention discloses a composition and method for effecting various cytokines and NF-kappa B by administering an effective amount of a phyto-percolate composition to an individual. In various exemplary embodiments, the composition is claimed to be useful for the effective treatment of inflammation, cancer, and/or various infections including HIV by regulation of various interleukins, such as IL-10 and IL-2, and of transcription factors including NF-kappa B.

Inventors: Thomas; Tiffany; (Scottsdale, AZ) ; Sarkar; Fazlul; (Plymouth, MI) ; Callewaert; Denis M.; (Metamora, MI) ; Dahl; Andrew; (Bloomfield Hills, MI) ; Martinez; Enrique; (Clinton Township, MI)

Assignee: Health Enhancement Products, Inc. on

11/17/10

Country: U.S.

SCHEDULE B

COPYRIGHTS

None.

SCHEDULE C

PATENT AND COPYRIGHT LICENSES

License Agreement to Zus/Ceptazyme

SCHEDULE D

TRADEMARKS, SERVICE MARKS

SERIAL NO.	REG. NO	MARK	APPLICATION OR REGISTRATION DATE	NEXT DEADLINE
78908973	3229753		REGISTRATION DATE: 4/17/07	Section 8/15 due: 4/17/12 – 4/17/13

Domain Name:  www.heponline.com

SCHEDULE E

TRADEMARK LICENSES

None.

SPECIAL POWER OF ATTORNEY

(Patent, Trademark, Copyright and License)

STATE OF

)

)  SS.

COUNTY OF

)

KNOW ALL MEN BY THESE PRESENTS, that HEALTH ENHANCEMENT PRODUCTS, INC., a Nevada corporation (“Borrower”), HEALTH ENHANCEMENT CORPORATION, a [Nevada] corporation (“HEC”), and  HEPI PHARMACEUTICALS, INC. (“HEPI”; Borrower, HEC and HEPI are referred to herein, collectively, as “Obligors” and, individually, as an “Obligor”), pursuant to that certain Patent, Copyright, License and Trademark Security Agreement, dated December ___, 2011 (the “Collateral Agreement”) among Obligors and HEP INVESTMENTS LLC, a Michigan limited liability company (the “Company”), each hereby appoints and constitutes the Company its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of such Obligor at and during the time periods specified in the Collateral Agreement:

1.

Assigning, selling or otherwise disposing of all right, title and interest of such Obligor in and to the patents, copyrights, licenses and trademarks listed on Schedules A, B, C, D and E of the Collateral Agreement, and including those patents copyrights and licenses which are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, and to execute and deliver any and all agreements, documents, instruments of assignment or other writings necessary or advisable to effect such purpose; and

2.

To execute any and all documents, statements, certificates or other writings necessary or advisable in order to effect the purposes described above as the Company may in its sole discretion determine.

This power of attorney is made pursuant to that certain Loan and Security Agreement, dated as of December __, 2011, among the Obligors and the Company and may not be revoked until the payment in full of all liabilities and obligations of the Obligors under such Loan and Security Agreement.

HEALTH ENHANCEMENT PRODUCTS, INC.

By: _________________________________________________

Name: _______________________________________________

Title: ________________________________________________

HEALTH ENHANCEMENT CORPORATION

By: _________________________________________________

Name: _______________________________________________

Title: ________________________________________________

HEPI PHARMACEUTICALS, INC.

By: _________________________________________________

Name: _______________________________________________

Title: ________________________________________________